UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PureCycle Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On May 8, 2025 For Shareholders of record as of March 21, 2025

PureCycle Technologies, Inc. Annual Meeting of Shareholders
Thursday, May 8, 2025 10:00 AM, Eastern Time	To order paper or e-mail materials, use one of the following methods.
Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/PCT for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/PCT

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/PCT

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 28, 2025.

Internet:

www.investorelections.com/PCT

Call:

1-866-648-8133

Email:

paper@investorelections.com

*If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquires should be included with your e-mail requesting material.

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

PureCycle Technologies, Inc. Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL

1.	Elect the eight (8) Drirectors proposed in the accompanying Proxy Statement, each to serve for a one-year term.

1.01 Steven Bouck

1.02 Tanya Burnell

1.03 Daniel Coombs

1.04 Jeffrey Fieler

1.05 Daniel Gibson

1.06 Allen Jacoby

1.07 Fernando Musa

1.08 Dustin Olson

2.	RATIFY the apppointment of Grant Thronton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

3.	APPROVE, on an advisory basis, our named executive officer compensation.

NOTE: In their discretion, the Named Proxies are authorized to vote on any other matters that may properly come before the Meeting or any adjournment or postponement thereof.